Exhibit 99.2

Associated Estates Realty Corporation First Quarter 2004 Earnings Release and Supplemental Financial Data

Lake Forest

4800 Lake Forest Blvd.

Westerville, Ohio 43081

Tel: (614) 882-5653

WebSite: www.lakeforestapts.com

Lake Forest, located in Westerville, Ohio, just 10 minutes northeast of Columbus, offers privacy and relaxation in a wooded area, overlooking Big Walnut Creek. Amenities include spacious closets, beautiful window coverings, garage, air conditioning, dishwasher and much more. John Hill, Assistant Property Manager of the 192-unit property, was recently recognized as one of Associated Estate's Employees of the Month, for his outstanding customer service.

Associated Estates Realty Corporation Phone: (216) 261-5000

5025 Swetland Court Fax: (216) 289-9600

Richmond Heights, Ohio 44143-1467 Web Site: www.aecrealty.com

Investor contact: Barbara E. Hasenstab

Vice President of Investor Relations

and Corporate Communications

(216) 797-8798

IR@aecrealty.com

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This news release contains forward-looking statements. Historical results and percentage relationships set forth in the Consolidated Statements of Operations contained in the financial statements of the Company's supplemental information, including trends which might appear, should not be taken as indicative of future operations. This news release may also contain forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to vary from those projected. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements. These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words "expects," "projects," "believes," "plans," and similar expressions are intended to identify forward looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of the document. Investors are cautioned that the Company's forward-looking statements involve risks and uncertainty, including without limitation the following: changes in economic conditions in the markets in which the Company owns and manages properties, including interest rates, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; risks of a lessening of demand for the multifamily units owned or managed by the Company; competition from other available apartments and change in market rental rates; increases in property and liability insurance costs; changes in government regulations affecting the Affordable Housing properties and other properties operated by the Company; changes in or termination of contracts relating to third party management and advisory business; inability to renew current Housing Assistance Payment ("HAP") contracts at existing rents; weather and other conditions that might adversely affect operating expenses; expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs, and real estate tax valuation reassessments; the inability of the Company to achieve anticipated reductions in operating expenses and increases in revenues; the results of litigation filed or to be filed against the Company; risks related to the Company's joint ventures; and risks of personal injury claims and property damage related to mold claims because of diminished insurance coverage.

Associated Estates Realty Corporation First Quarter 2004 Supplemental Financial Data

ASSOCIATED ESTATES REALTY CORPORATION ANNOUNCES SIGNIFICANT IMPROVEMENT

IN FIRST QUARTER RESULTS

Cleveland, Ohio - April 29, 2004 - Associated Estates Realty Corporation (NYSE: AEC) today reported a net loss of $0.13 per common share (basic and diluted) for the first quarter ended March 31, 2004 compared with a net loss of $0.28 per common share (basic and diluted) for the first quarter ended March 31, 2003.

Funds from operations (FFO) for the quarter were $0.29 per common share (basic and diluted) compared with $0.16 per common share (basic and diluted) for the first quarter ended March 31, 2003. A reconciliation of net income to FFO is included on page 8.

Total revenues for the quarter were $39,936,000 compared with $37,696,000 for the first quarter of 2003, an increase of 5.9 percent.

The $0.13 per share increase in FFO compared with the first quarter of 2003 consists of:

. An increase of $0.10 per share in the contribution from the Company's same store market-rate and affordable housing portfolio. The actual contribution from the same store market-rate and affordable housing portfolio was $0.26 per share in the first quarter of 2004 compared with $0.16 per share in the first quarter of 2003.

. An increase of $0.03 per share in the contribution from the Company's management and service operations, primarily as a result of the disposition fees received from an advisory client relating to the sale of two properties, and a net contribution of $0.02 per share from the Company's painting subsidiary. The actual contribution from management and service operations was $0.02 per share in the first quarter of 2004 compared with a loss of $0.01 per share in the first quarter of 2003.

Segment detail as well as performance by region for the Company's same-store portfolio is included on pages 10 through 13.

Same Store (Market-Rate) Portfolio

Revenues for the quarter from the Company's same store (market-rate) portfolio were up 2.3 percent, and total property operating expenses for the same store (market-rate) portfolio decreased 9.0 percent, resulting in a 14.6 percent increase in net operating income (NOI) compared with the first quarter of 2003. The decline in property operating expenses reflects decreases in the following areas of expenses: personnel, advertising and promotion, utilities, building and grounds repair and maintenance, and other operating expenses.

For the first quarter, the average rent per unit for the same store (market-rate) properties declined 3.6 percent to $781 per month, while the average net collected rent increased 2.6 percent to $668 per month compared with the first quarter of 2003. Physical occupancy was 91.8 percent at the end of the quarter compared with 89.3 percent in the first quarter of 2003.

Same Store Portfolio - Sequential Quarterly Performance

On a sequential quarterly basis, the Company's same store (market-rate) portfolio performed as follows compared with the fourth quarter of 2003, consistent with the historical seasonality of the Company's portfolio performance:

. Revenues declined 1.2 percent

. NOI increased 1.4 percent

. Average net collected rent declined 1.3 percent

. Physical occupancy declined slightly, from 92.5 percent at the end of the fourth quarter of 2003, to 91.8 percent at the end of the first quarter of 2004

Advisory Business

MIG Realty Advisors, an affiliated company, received notice from one of its pension fund clients of the client's intention to transfer its business to another advisor. Annual revenue budgeted for this client is approximately $465,000. The Company is currently analyzing its goodwill related to the advisory business for possible impairment. The Company currently has a recorded goodwill balance of approximately $1.7 million. Any impairment charge, if taken, would result in a non-cash impact on net income(loss) and FFO for the second quarter of 2004.

Outlook

"Our first quarter results reflect the positive impact of many initiatives we implemented during 2003, as well as our close watch on controllable expenses," said Jeffrey I. Friedman, President and CEO.

"Based on these results, we continue to expect to generate FFO per share in the range of $1.05 to $1.10 for the year 2004 before the impact of any goodwill impairment charge the Company may take with respect to the advisory business," said Friedman. "At these FFO levels, we would expect our 2004 funds available for distribution (FAD) to be approximately $0.71 to $0.76 per share."

Associated Estates Realty Corporation Financial and Operating Highlights For the Three Months Ended March 31, 2004 and 2003 (Unaudited; in thousands, except per share and ratio data)

	Three Months Ended March 31,
OPERATING INFORMATION	2004	2003

Total revenues	$ 39,936	$ 37,696
Property revenues	$ 34,539	$ 33,733

Net (loss) income applicable to common shareholders	$ (2,436)	$ (5,353)
Per share:
Basic	$ (0.13)	$ (0.28)
Diluted	$ (0.13)	$ (0.28)

Funds From Operations (FFO) (1)	$ 5,668	$ 3,020
FFO per share:
Basic	$ 0.29	$ 0.16
Diluted	$ 0.29	$ 0.16
Funds Available for Distribution (FAD) (2)	$ 5,242	$ 2,457

Dividends per share	$ 0.17	$ 0.17
Payout ratio - FFO	58.6%	106.3%
Payout ratio - FAD	63.0%	130.8%

Common dividends - paid	$ 3,314	$ 3,310
Preferred dividends - paid	$ 1,371	$ 1,371

Service companies expense	$ 972	$ 960
General and administrative expense	$ 1,836	$ 1,512
Interest expense (3)	$ 9,736	$ 9,736
Interest coverage ratio (4)	1.73:1	1.49:1
Fixed charge coverage ratio (5)	1.53:1	1.32:1
General and administrative expense to property revenue	5.3%	4.5%
Interest expense to property revenue	28.2%	28.9%
Total NOI (6)	19,077	16,432
Property NOI (7)	18,412	16,180
ROA (8)	7.7%	7.9%

Same-store market rate revenue increase	2.3%	(3.7)%
Same-store market rate expense (decrease) increase	(9.0)%	8.1%
Same-store market rate NOI decrease	14.6%	(14.0)%
Same-store market rate operating margins	53.6%	47.8%

(1) The Company defines FFO as the inclusion of all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets and gains and losses from the disposition of properties and land. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. The Company generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs. It should be noted, however, that certain other real estate companies may define FFO in a different manner.

(2) The Company defines FAD as FFO plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions. Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions. Adjustments for joint ventures are calculated to reflect FAD on the same basis. The Company considers FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets. Unlike FFO, FAD also reflects that recurring capital expenditures are necessary to maintain the associated real estate.

(3) Excludes amortization of financing fees of $267 and $293 for the three months ended March 31, 2004 and 2003, respectively.

(4) Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs.

(5) Represents interest expense and preferred stock dividend payment coverage.

(6) NOI is determined by deducting property operating and maintenance expenses, direct property management and service companies expenses and painting service expense from total revenues. The Company evaluates the performance of its reportable segments based on NOI. The Company considers NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service companies at the property and management service company level and is used to assess regional property and management and service company level performance. NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

(7) Property NOI is determined by deducting property operating and maintenance expenses from total property revenue. The Company considers property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance. NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

(8) ROA is calculated as trailing twelve month property NOI divided by average gross real estate assets.

Associated Estates Realty Corporation Financial and Operating Highlights First Quarter 2004 (Unaudited; in thousands, except per share and ratio data)

	March 31,	December 31,
MARKET CAPITALIZATION DATA	2004	2003

Net real estate investments	$ 654,946	$ 661,585
Total assets	$ 697,923	$ 704,793

Total debt	$ 540,880	$ 543,496
Minority interest	$ 2,172	$ 2,172
Preferred stock	$ 56,250	$ 56,250
Total shareholders' equity	$ 116,542	$ 121,428

Common shares outstanding	19,620	19,479
Share price, end of period	$ 9.17	$ 7.31

Total market capitalization(1)	$ 803,345	$ 768,543

Debt to total assets	77.5%	77.1%

(1) Includes our share of unconsolidated debt of $26,300 and $26,406 as of March 31, 2004 and December 31, 2003, respectively.

Associated Estates Realty Corporation Financial and Operating Highlights First Quarter 2004

PORTFOLIO INFORMATION
		No. of
Company Portfolio:	Properties	Units
Directly owned:
Affordable Housing	12	1,246
"Same Store" Market Rate	61	15,369
Held for sale	1	459
Joint ventures	4	1,239
Third party managed:
Residential	28	5,709
Commercial	1	-
Total Company Portfolio	107	24,022

Associated Estates Realty Corporation Condensed Consolidated Balance Sheets First Quarter 2004 (Unaudited; dollar amounts in thousands)

	March 31,	December 31,
	2004	2003
ASSETS
Real estate assets
Investment in real estate	$ 920,148	$ 920,444
Construction in progress	6,863	5,527
Less: accumulated depreciation	(272,065)	(264,386)

Real estate, net	654,946	661,585
Properties held for sale	211	-
Cash and cash equivalents	2,339	2,212
Restricted cash	10,387	10,889
Other assets	30,040	30,107
	$ 697,923	$ 704,793

LIABILITIES AND SHAREHOLDERS' EQUITY
Secured debt	$ 540,775	$ 543,391
Unsecured debt	105	105
Total indebtedness	540,880	543,496
Accounts payable and accrued expenses	38,329	37,697
Total liabilities	579,209	581,193

Operating partnership minority interest	2,172	2,172

Shareholders' equity
Preferred shares, Class A cumulative, without par value;
3,000,000 authorized; 225,000 issued and outstanding	56,250	56,250
Common shares, without par value, $.10 stated value; 50,000,000 authorized; 22,995,763 issued and 19,620,322 and 19,478,681
outstanding at March 31, 2004 and December 31, 2003, respectively	2,300	2,300
Paid-in capital	278,368	279,087
Accumulated distributions in excess of accumulated net income	(190,210)	(184,436)
Less: Treasury shares, at cost, 3,375,411 and 3,517,082 shares
at March 31, 2004 and December 31, 2003, respectively	(30,166)	(31,773)
Total shareholders' equity	116,542	121,428
	$ 697,923	$ 704,793

Associated Estates Realty Corporation Consolidated Statements of Operations Three Months Ended March 31, 2004 and 2003 (Unaudited; dollar and share amounts in thousands)

	Three Months Ended March 31,
	2004	2003
REVENUE

Rental income	$ 33,492	$ 32,846
Fee income and reimbursements	3,445	3,527
Other income	2,999	1,323
Total revenue	39,936	37,696

EXPENSES

Property operating and maintenance	16,125	17,556
Depreciation and amortization	8,221	8,688
Direct property management and service companies expenses	3,292	3,263
Painting services and charges	1,442	445
General and administrative	1,836	1,512
Interest expense	10,004	10,029
Total expenses	40,920	41,493

(Loss) income before equity in net loss of joint ventures,
minority interest and income from discontinued operations	(984)	(3,797)
Equity in net loss of joint ventures	(258)	(354)
Minority interest in operating partnership	(16)	(22)
(Loss) income from continuing operations	(1,258)	(4,173)
Income from discontinued operations	193	191
Net (loss) income	(1,065)	(3,982)
Preferred share dividends	(1,371)	(1,371)
Net (loss) income applicable to common shares	$ (2,436)	$ (5,353)

Earnings per common share - basic:
(Loss) income from continuing operations applicable to common shares	$ (0.14)	$ (0.29)
Income from discontinued operations	0.01	0.01
Net (loss) income applicable to common shares	$ (0.13)	$ (0.28)

Earnings per common share - diluted:
(Loss) income from continuing operations applicable to common shares	$ (0.14)	$ (0.29)
Income from discontinued operations	0.01	0.01
Net (loss) income applicable to common shares	$ (0.13)	$ (0.28)

Funds From Operations (FFO) (1)	$ 5,668	$ 3,020
Funds Available For Distribution (FAD) (2)	$ 5,242	$ 2,457

Weighted average shares outstanding - basic	19,446	19,382

Weighted average shares outstanding - diluted	19,446	19,382

(1) The Company defines FFO as the inclusion of all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets and gains and losses from the disposition of properties and land. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. The Company generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs. It should be noted, however, that certain other real estate companies may define FFO in a different manner.

(2) The Company defines FAD as FFO plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions. Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions. Adjustments for joint ventures are calculated to reflect FAD on the same basis. The Company considers FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets. Unlike FFO, FAD also reflects that recurring capital expenditures are necessary to maintain the associated real estate.

Associated Estates Realty Corporation Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD) (In thousands, except per share data)

	Three Months Ended March 31,
CALCULATION OF FFO AND FAD	2004	2003

Net (loss) income applicable to common shares	$ (2,436)	$ (5,353)

Add: Depreciation - real estate assets	7,720	8,014
Depreciation - real estate assets - joint ventures	285	271
Amortization of joint venture deferred costs	21	10
Amortization of intangible assets	78	78
Funds From Operations (FFO) (1)	5,668	3,020

Add: Depreciation - other assets	433	601
Depreciation - other assets - joint ventures	50	85
Amortization of deferred financing fees	267	293
Amortization of deferred financing fees - joint ventures	10	19

Less: Fixed asset additions (2)	(1,186)	(1,558)
Fixed asset additions - joint ventures (2)	-	(3)
Funds Available for Distribution (FAD) (3)	$ 5,242	$ 2,457

Weighted average shares outstanding - basic	19,446	19,382

Weighted average shares outstanding - diluted	19,446	19,382

PER SHARE INFORMATION:

FFO - basic	$ 0.29	$ 0.16
FFO - diluted	$ 0.29	$ 0.16

Dividends	$ 0.17	$ 0.17

Payout ratio - FFO	58.6%	106.3%
Payout ratio - FAD	63.0%	130.8%

(1) The Company defines FFO as the inclusion of all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets and gains and losses from the disposition of properties and land. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. The Company generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs. It should be noted, however, that certain other real estate companies may define FFO in a different manner.

(2) Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions and only reflects the Company's prorata share of recurring joint venture capital additions.

(3) The Company defines FAD as FFO plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions. Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions. Adjustments for joint ventures are calculated to reflect FAD on the same basis. The Company considers FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets. Unlike FFO, FAD also reflects that recurring capital expenditures are necessary to maintain the associated real estate.

Associated Estates Realty Corporation Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures (In thousands, except estimated GAAP useful life and cost per unit)

		Three Months Ended
		March 31, 2004
	Estimated
	GAAP Useful		Cost
	Life (Years)	Amount	Per Unit(1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE

Repairs and maintenance(2)		$ 2,689	$ 157
Maintenance personnel labor cost(2)		1,814	106
Total Operating Expenses Related to Repairs and Maintenance		4,503	263

CAPITAL EXPENDITURES

Recurring Capital Expenditures
Amenities	5	17	1
Appliances	5	125	7
Building improvements(3)	14	-	-
Carpet and flooring	5	505	30
HVAC and mechanicals	15	173	10
Landscaping and grounds	14	27	1
Office/model	5	15	1
Suite improvements	5	14	1
Miscellaneous	5	9	1

Total Recurring Capital Expenditures - Properties		885	52

Corporate capital expenditures(4) (5)		301	18

Total Recurring Capital Expenditures		1,186	70

Total Recurring Capital Expenditures and Repairs and Maintenance		$ 5,689	$ 333

Total Recurring Capital Expenditures		$ 1,186

Investment/Revenue Enhancing Expenditures:
Underground parking garage (6)	30	1,515

Grand Total Capital Expenditures		$ 2,701

(1) Calculated using 17,074, including 1,246 affordable housing, 15,369 same store (market-rate) and 459 held for sale.

(2) Included in property operating and maintenance expense in the Consolidated Statements of Operations.

(3) Includes primarily building exterior work, exterior painting and new roofs.

(4) Includes upgrades to computer hardware and software as well as corporate office furniture and fixtures.

(5) Includes $16 of capital lease payments.

(6) Related to single market-rate asset.

Associated Estates Realty Corporation Segment Information (Unaudited, in thousands, except per share data)

	Three Months Ended March 31, 2004
				Management
	Acquisitions/	Same Store	Affordable	and Service
	Dispositions	Market Rate	Housing	Operations	Total

Revenue	$ -	$ 32,127	$ 2,412	$ 5,397	$ 39,936
Expenses	-	14,908	1,219	4,732	20,859

NOI (1)	-	17,219	1,193	665	19,077

Depreciation and amortization	-	7,644	315	262	8,221
General and administrative	-	1,702	134	-	1,836
Interest expense	-	9,965	1	38	10,004
	-	19,311	450	300	20,061
Income (loss) before equity in net loss of joint ventures,
minority interest and income from discontinued operations	-	(2,092)	743	365	(984)

Equity in net loss of joint ventures	(1)	(221)	(36)	-	(258)
Minority interest in operating partnership	-	-	-	(16)	(16)
(Loss) income from continuing operations	(1)	(2,313)	707	349	1,258
Income from discontinued operations	193	-	-	-	193
Net income (loss)	192	(2,313)	707	349	(1,065)
Preferred share dividends	(20)	(1,155)	(86)	(110)	(1,371)
Net income (loss) applicable to common shares	$ 172	$ (3,468)	$ 621	$ 239	$ (2,436)

Weighted average shares outstanding - basic					19,446
Weighted average shares outstanding - diluted					19,446

FFO per share - basic	$ 0.01	$ 0.21	$ 0.05	$ 0.02	$ 0.29
FFO per share - diluted	$ 0.01	$ 0.21	$ 0.05	$ 0.02	$ 0.29

	Quarter Ended March 31, 2003
				Management
	Acquisitions/	Same Store	Affordable	and Service
	Dispositions	Market Rate	Housing	Operations	Total

Revenue	$ -	$ 31,396	$ 2,337	$ 3,963	$ 37,696
Expenses	-	16,377	1,176	3,711	21,264

NOI (1)	-	15,019	1,161	252	16,432

Depreciation and amortization	-	7,920	307	461	8,688
General and administrative	-	1,402	110	-	1,512
Interest expense	-	9,962	1	66	10,029
	-	19,284	418	528	20,230
Income (loss) before equity in net loss of joint ventures,
minority interest and income from discontinued operations	-	(4,265)	743	(275)	(3,797)
Equity in net loss of joint ventures	(108)	(238)	(8)	-	(354)
Minority interest in operating partnership	-	-	-	(22)	(22)
(Loss) income from continuing operations	(108)	(4,503)	735	(297)	(4,173)
Income from discontinued operations	191	-	-	-	191
Net income (loss)	83	(4,503)	735	(297)	(3,982)
Preferred share dividends	(23)	(1,196)	(90)	(62)	(1,371)
Net income (loss) applicable to common shares	$ 60	$ (5,699)	$ 645	$ (359)	$ (5,353)

Weighted average shares outstanding - basic					19,382
Weighted average shares outstanding - diluted					19,382
FFO per share - basic	$ 0.01	$ 0.11	$ 0.05	$ (0.01)	$ 0.16
FFO per share - diluted	$ 0.01	$ 0.11	$ 0.05	$ (0.01)	$ 0.16

(1) The Company evaluates the performance of its reportable segments based on NOI. NOI is determined by deducting property operating and maintenance expenses, direct property management and service companies expenses and painting service expense from total revenues. The Company considers NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service company at the property and management and service company level and is used to assess regional property and management and service company level performance. NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

Associated Estates Realty Corporation "Same Store" Market Rate Data Operating Results for the Last Five Quarters (Unaudited, in thousands, except unit totals and per unit amounts)

	Quarter Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2004	2003	2003	2003	2003

Revenues
Rental	$ 31,149	$ 31,511	$ 31,936	$ 31,303	$ 30,515
Other income	978	1,005	893	881	881
Total Revenue	32,127	32,516	32,829	32,184	31,396

Property Operating and Maintenance
Expenses
Personnel	4,025	4,174	4,716	4,337	4,096
Advertising	422	509	662	685	650
Utilities	2,355	2,086	2,021	1,796	2,550
Repairs and maintenance	2,537	3,374	3,908	3,792	2,985
Real estate taxes and insurance	4,195	3,890	4,425	4,787	4,478
Other operating	1,374	1,499	1,685	1,653	1,618
Total Expenses	14,908	15,532	17,417	17,050	16,377

Net Operating Income	$ 17,219	$ 16,984	$ 15,412	$ 15,134	$ 15,019

Operating Margin	53.6%	52.2%	46.9%	47.0%	47.8%

Total Number of Units	15,369	15,369	15,369	15,369	15,369

NOI Per Unit	$ 1,120	$ 1,105	$ 1,003	$ 985	$ 977

Average Net Collected Per Unit (1)	$ 668	$ 677	$ 677	$ 666	$ 651

Physical Occupancy - End of Period (2)	91.8%	92.5%	93.6%	91.7%	89.3%

Average Economic Occupancy (3)	85.6%	86.6%	85.7%	82.8%	80.4%

(1) Represents gross potential rents less vacancies and allowances.

(2) Is defined as number of units occupied divided by total number of units.

(3) Is defined as potential rent less vacancies and concessions divided by potential rent.

Associated Estates Realty Corporation "Same-Store" Market Rate Data Three Months Ended March 31, 2004 and 2003

		Three Months Ended March 31,
		2004		2003
REVENUE GROWTH
Region	No. of	%	% of	%	% of
	Units	Change	Revenue	Change	Revenue

Arizona	204	8.0%	1.3%	(10.2)%	1.2%
Florida	1,128	1.4%	9.2%	(4.0)%	9.2%
Georgia	706	3.3%	4.1%	(3.6)%	4.0%
Indiana	836	(2.1)%	5.4%	(4.7)%	5.6%
Metro D.C.	667	(0.6)%	6.2%	0.3%	6.3%
Michigan	2,888	2.9%	19.1%	(4.4)%	19.0%
North Carolina	276	13.2%	1.5%	(14.4)%	1.4%
Ohio - Central Ohio	3,135	5.8%	19.2%	(3.1)%	18.6%
Ohio - Northeastern Ohio	3,727	1.4%	23.3%	(3.5)%	23.6%
Ohio - Northeastern - Congregate Care	170	(4.4)%	1.4%	30.2%	1.5%
Ohio - Toledo, Ohio	1,060	(2.3)%	5.8%	(8.3)%	6.1%
Pennsylvania	468	9.5%	2.7%	(6.8)%	2.5%
Texas	104	(4.2)%	0.8%	2.2%	1.0%
Total "Same Store" Market Rate	15,369	2.3%	100.0%	(3.7)%	100.0%

		Three Months Ended March 31,
		2004		2003
EXPENSE GROWTH
Region	No. of	%	% of	%	% of
	Units	Change	Expense	Change	Expense

Arizona	204	(6.3)%	1.3%	0.3%	1.3%
Florida	1,128	(6.1)%	9.8%	7.2%	9.5%
Georgia	706	(16.2)%	4.7%	6.5%	5.1%
Indiana	836	(21.4)%	4.3%	15.4%	5.0%
Metro D.C.	667	(2.5)%	4.7%	9.9%	4.4%
Michigan	2,888	(5.8)%	17.2%	6.0%	16.6%
North Carolina	276	(10.3)%	1.4%	5.6%	1.5%
Ohio - Central Ohio	3,135	(4.2)%	17.8%	1.9%	16.9%
Ohio - Northeastern Ohio	3,727	(13.4)%	26.4%	9.1%	27.8%
Ohio - Northeastern - Congregate Care	170	0.8%	3.1%	37.0%	2.8%
Ohio - Toledo, Ohio	1,060	(7.3)%	5.5%	10.9%	5.4%
Pennsylvania	468	(11.6)%	2.8%	18.5%	2.8%
Texas	104	(1.0)%	1.0%	13.8%	0.9%
Total "Same Store" Market Rate	15,369	(9.0)%	100.0%	8.1%	100.0%

		Three Months Ended March 31,
		2004		2003
NOI GROWTH
Region	No. of	%	% of	%	% of
	Units	Change	NOI	Change	NOI

Arizona	204	24.2%	1.3%	(19.7)%	1.2%
Florida	1,128	10.0%	8.6%	(14.3)%	8.9%
Georgia	706	40.3%	3.6%	(18.3)%	2.9%
Indiana	836	14.9%	6.3%	(17.4)%	6.2%
Metro D.C.	667	0.5%	7.4%	(4.5)%	8.4%
Michigan	2,888	10.3%	20.8%	(11.7)%	21.6%
North Carolina	276	42.3%	1.6%	(30.6)%	1.3%
Ohio - Central Ohio	3,135	14.9%	20.4%	(7.3)%	20.4%
Ohio - Northeastern Ohio	3,727	24.9%	20.7%	(18.4)%	19.0%
Ohio - Northeastern - Congregate Care	170	(1080.9)%	(0.1)%	(113.7)%	0.0%
Ohio - Toledo, Ohio	1,060	1.9%	6.1%	(20.2)%	6.9%
Pennsylvania	468	40.4%	2.6%	(28.9)%	2.1%
Texas	104	(6.9)%	0.7%	6.1%	1.1%
Total "Same Store" Market Rate	15,369	14.6%	100.0%	(14.0)%	100.0%

Associated Estates Realty Corporation "Same-Store" Market Rate Data As of March 31, 2004 and March 31, 2003

RENTAL

						Physical		Turnover
			Net Rent Collected per Unit (1)			Occupancy (2)		Ratio (3)
	No. of	Average	Q1	Q1%		Q1	Q1	Q1	Q1
	Units	Age(4)	2004	2003	Change	2004	2003	2004	2003

Arizona	204	15	$ 656	$ 622	5.5%	95.6%	95.6%	66.7%	47.1%
Florida	1,128	8	854	841	1.5%	90.2%	88.8%	57.1%	53.5%
Georgia	706	17	611	585	4.4%	96.2%	87.0%	54.4%	39.7%
Indiana	836	9	678	689	(1.6)%	91.1%	92.9%	44.0%	45.0%
Metro D.C.	667	18	977	978	(0.1)%	94.2%	95.1%	41.4%	40.8%
Michigan	2,888	14	684	657	4.1%	95.5%	92.1%	45.4%	47.5%
North Carolina	276	10	588	515	14.2%	92.8%	80.1%	59.4%	43.5%
Ohio - Central Ohio	3,135	12	641	603	6.3%	93.0%	92.5%	39.6%	37.0%
Ohio - Northeastern Ohio	3,727	17	618	610	1.3%	88.8%	84.4%	38.3%	40.1%
Ohio - Northeastern - Congregate	170	22	570	678	(15.9)%	68.2%	64.1%	18.8%	40.0%
Ohio - Toledo, Ohio	1,060	23	570	578	(1.4)%	89.7%	90.5%	47.2%	40.0%
Pennsylvania	468	18	589	551	6.9%	90.4%	86.1%	35.0%	35.9%
Texas	104	11	888	935	(5.0)%	91.3%	97.1%	46.2%	42.3%
Total/Average "Same Store"
Market Rate	15,369	15	$ 668	$ 651	2.6%	91.8%	89.3%	43.6%	42.2%

(1) Represents gross potential rents less vacancies and allowances.

(2) Represents physical occupancy at the end of the quarter.

(3) Represents the number of units turned over for the period, divided by the number of units in the region, annualized.

(4) Age shown in years.

Associated Estates Realty Corporation Debt Structure and Share Analysis as of March 31, 2004 (Dollar and share amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
	March 31, 2004	Total Debt	Interest Rate
FIXED RATE DEBT

Unsecured	$ 105	0.0%	6.9%
Secured	484,132	89.6%	7.6%
Total fixed rate debt	484,237	89.6%	7.6%

VARIABLE RATE DEBT

Secured lines of credit	4,000	0.8%	2.8%
Secured	52,643	9.6%	4.3%
Total variable rate debt	56,643	10.4%	4.2%
TOTAL DEBT	$ 540,880	100.0%	7.3%

Interest coverage ratio (1)	1.73:1
Fixed charge coverage ratio (2)	1.53:1

Weighted average maturity	5.3 years

SCHEDULED PRINCIPAL MATURITIES

	Unsecured	Secured	Total

2004(3)	$ 105	$ 21,356	$ 21,461
2005	-	28,281	28,281
2006	-	11,625	11,625
2007	-	83,096	83,096
2008	-	41,631	41,631
Thereafter	-	354,786	354,786
Total	$ 105	$ 540,775	$ 540,880

	Three Months Ended March 31,
	2004	2003
CAPITALIZED INTEREST
Interest capitalized	$ -	$ (22)

INTEREST RATE SWAP
Amortization of termination fee (4)	$ (119)	$ (119)
Interest rate swap expense	(230)	(216)
Total	$ (349)	$ (335)

(1) Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs.

(2) Represents interest expense and preferred stock and restricted stock dividend payment coverage.

(3) Includes the scheduled maturity on one of the Company's line of credit, the outstanding balance of which was $4.0 million at March 31, 2004.

(4) On December 11, 2000, the Company executed termination agreements for two swaps. The Company received termination payments totaling $3.2 million,

which are being amortized over the remaining terms of the swaps through 2007, at the rate of $37,693 per month or $476,317 per year.

Associated Estates Realty Corporation Joint Venture Summary Data For the Three Months Ended March 31, 2004 and 2003 (Unaudited, dollar amounts in thousands)

Balance Sheet Data	March 31,	December 31,
	2004	2003

Real estate, net	$ 76,933	$ 77,898
Other assets	3,003	3,266
	$ 79,936	$ 81,164

Amount payable to the Company	$ -	$ 152
Mortgage payable	61,553	61,769
Other liabilities	1,356	949
Equity	17,027	18,294
	$ 79,936	$ 81,164

Beneficial Interest in Operations
	Three Months Ended March 31,
	2004	2003

Revenue	$ 1,054	$ 735
Cost of operations	596	465
Revenue less cost of operation	458	270
Interest income	-	1
Interest expense	(353)	(299)
Depreciation - real estate assets	(285)	(129)
Depreciation - other	(50)	(74)
Amortization of deferred costs	(21)	(10)
Amortization of deferred financing fees	(10)	(19)
Discontinued Operations:
Results of operations	3	(94)
Gain on sale of property	-	-
Net (loss) income	(258)	(354)
Add:
Depreciation - real estate assets	285	271
Amortization of deferred costs	21	10
Funds From Operations (FFO) (1)	$ 48	$ (73)

	Number of		AERC's
Summary of Debt	Units	At 100%	Prorata Share	Maturity Date

Lakeshore Village (50.0% Affordable Housing)	108	$ 3,764	$ 1,882	11/1/2023
Idlewylde Phase I (49.0% Market Rate)	308	16,774	8,219	5/31/2005
Idlewylde Phase II (49.0% Market Rate) (2)	535	25,396	12,444	12/10/2005
Courtney Chase (24.0% Market Rate) (3)	288	15,619	3,755	6/1/2005

Total joint venture debt	1,239	$ 61,553	$ 26,300

(1) The Company defines FFO as the inclusion of all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets and gains and losses from the disposition of properties and land. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. The Company generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs. It should be noted, however, that certain other real estate companies may define FFO in a different manner.

(2) The Company has guaranteed the payment of 50.0% of the loan balance or approximately $12.7 million.

(3) The Company has guaranteed the payment of 50.0% of the loan balance or approximately $7.8 million.